Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

October 17, 2016

Engs Commercial Finance Co. 2441 Warrenville Road, Suite 310 Lisle, Illinois 60532

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Engs Commercial Finance Co. (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse) and BMO Capital Markets Corp. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of Engs Commercial Finance Trust 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 27, 2016, representatives of Credit Suisse, on behalf of the Company, provided us with an initial equipment contract listing with respect to 2,661 equipment contracts (the “Initial Equipment Contract Listing”). At the Company’s instruction, we randomly selected 110 equipment contracts from the Initial Equipment Contract Listing (the “Initial Selected Contracts”).

Representatives of Credit Suisse, on behalf of the Company, provided us on (i) October 4, 2016 with a subsequent equipment contract listing with respect to 2,661 equipment contracts (the “Subsequent Equipment Contract Listing”) and (ii) October 5, 2016 with a computer-generated equipment contract data file and related record layout containing data, as represented to us by Credit Suisse, on behalf of the Company, as of the close of business September 30, 2016, with respect to each of the 2,661 equipment contracts set forth on the Subsequent Equipment Contract Listing (the “Initial Contract File”).

At the instruction of Credit Suisse, on behalf of the Company, we removed 519 specified equipment contracts from the (i) Subsequent Equipment Contract Listing and (ii) Initial Contract File. The Subsequent Equipment Contract Listing, as adjusted, is hereinafter referred to as the as the “Final Equipment Contract Listing” and the Initial Contract File, as adjusted, is hereinafter referred to as the as the “Statistical Contract File.” Further, we observed that 22 of the 110 Initial Selected Contracts (as indicated on Appendix A) were not included in the Final Equipment Contract Listing.

At your instruction, we randomly selected an additional 22 equipment contracts from the Final Equipment Contract Listing that were not included in the Initial Selected Contacts (the “Additional Selected Contracts”). The remaining 88 Initial Selected Contracts included in the Final Equipment Contract Listing and the Additional Selected Contracts are collectively hereinafter referred to as the “Sample Contracts.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics

1.       Contract identification number (informational purposes only)

2.       Borrower identification number

3.       Origination channel (ECF/TCB)

4.       Current book value

5.       Next payment date

6.       Maturity date

7.       Days delinquent

8.       Loan status

9.       Borrower state

10.       Collateral type

11.       Loan/lease type

12.       Original term of loan/lease

13.       Original equipment cost*

14.       Percentage of down payment

15.       Monthly payment

16.       Annual percentage rate

17.       Loan/lease closing date

18.       Modified loan indicator

*Inclusive of financed fees, as applicable.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from an electronic contract file, prepared, created, and delivered by the Company, from the servicer system as of September 30, 2016 (the “Servicer System File”); Characteristics 9. through 15. to the “Contract”; Characteristic 16. to the “Approval Confirmation”; Characteristic 17. to the “Funding Confirmation” and Characteristic 18. to the “Modification Agreement” (if applicable).

In addition to the procedures described above, for each of the Sample Contracts, we noted the following:

•	that the Contract included a signature in the space designated for the customer’s signature; and

•	the existence of a Certificate of Liability Insurance, Truckers Physical Damage Certificate, Evidence of Property Insurance, Contract or other related correspondence (collectively, the “Agreement to Provide Insurance”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 13., differences of 1.00% or less of the original equipment cost indicated on the Statistical Contract File are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 14., differences of 1.00% or less are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 16., differences of 0.05% or less are noted to be “in agreement;” and

•	with respect to our comparison of Characteristic 17., differences of ten days or less are noted to be “in agreement.”

The equipment contract documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above mentioned Contract Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment leases underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Contract File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte and Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 17, 2016.

Initial Selected Contracts not included in the Statistical Contract File

56943
57019
57086
57121
57131
57249
57305
57592
57856
58272
58341
58410
58483
59206
59378
59434
59545
59605
59731
60577
60787
61022

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 17, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Two differences in collateral type

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 17, 2016.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Contract Number	Characteristic	Characteristic set forth on the Statistical Contract File	Characteristic set forth on or derived from the Contract Documents
1	59904	Collateral type	Tractor	2011 UD 2600 DAYCAB
1	60038	Collateral type	2016 REITNOUER 53X102 FLATBED TRAILER	2016 TRANSCRAFT 53X102 FLATBED TRAILER

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.